UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 Current Report
                                   Pursuant to
                             Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 17, 2005


                         ALLMERICA FINANCIAL CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                   1-13754                       04-3263626
(State or other jurisdic-    (Commission File Number)         (I.R.S. Employer
  tion of incorporation)                                     Identification No.)



               440 Lincoln Street, Worcester, Massachusetts 01653
               --------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (508) 855-1000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On May 17, 2005, the Board of Directors of Allmerica Financial Corporation re-elected Michael P. Angelini as its non-executive Chairman of the Board.
Consistent with the Board's past practice of paying an additional retainer to the non-executive Chairman of the Board, Mr. Angelini will receive a chairman's retainer of $60,000, subject to the existing compensation deferral and stock conversion rights of directors.






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




SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Allmerica Financial Corporation
                                       -------------------------------
                                       (Registrant)


Date: May 18, 2005               By:   /s/ Edward J. Parry III
                                       -----------------------------
                                       Edward J. Parry III
                                       Chief Financial Officer,
                                       Executive Vice President,
                                       Principal Accounting Officer and Director










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